Exhibit 99.1

October 24, 2006

Mr. Joseph L. Fischer
180 Varick Street
New York, NY 10014

Dear Joe:

This letter will confirm the terms of your separation of service from ImClone Systems Incorporated (“ImClone”), effective as of the date hereof.

Your last day of employment with ImClone will be October 24, 2006 (the “Termination Date”).  Effective as of the Termination Date, you hereby resign all offices you currently hold in respect of your position at ImClone, including but not limited to your positions as the Interim Chief Executive Officer and as a director of ImClone.

Subject to your execution and delivery of this letter and the release attached hereto as Exhibit A, as soon as practicable thereafter you will be paid a separation payment of $600,000, ($500,000 of which represents guaranteed amounts for 2006), less applicable withholding.  In addition, subject to your execution and delivery of the release attached hereto as Exhibit B and your not revoking such release within the revocation period set forth therein, as soon as practicable following the expiration of the revocation period you will be paid an additional separation payment of $50,000, less applicable withholding.  Your outstanding stock options will remain exercisable to the extent set forth in ImClone’s stock option plans and the relevant option agreements and/or notices as if your employment was terminated by the Company without “cause”; provided, however, that notwithstanding anything elsewhere to the contrary, you agree that your non-qualified stock option under ImClone’s 2002 Stock Option Plan dated February 28, 2006 to purchase 100,000 shares of ImClone’s common stock shall expire as of the Termination Date, and you agree that you shall not be entitled to exercise any portion of such option.

You shall be entitled to receive accrued salary and accrued but unused vacation pay through your last day of employment to the extent provided in ImClone’s policies.  You shall also be entitled to reimbursement of reasonable businesses expenses incurred through the last day of your employment in accordance with ImClone’s policies, provided you submit proper documentation of such expenses no later than December 31, 2006, as well as accrued vested benefits under any employee welfare or pension plan.  You will also retain your rights to indemnification as an officer or director of the Company or a fiduciary of any Company benefit plan and to coverage under the Company’s directors and officer’s liability policies.  The Company will present you with the Company Release attached hereto as Exhibit C.

You will be entitled to no further payments in respect of salary, bonus, severance, or change of control benefits under any employee benefit plan, agreement or arrangement of the Company, except as expressly set forth herein.

The tax provision set forth in Appendix B to your letter agreement with ImClone dated as of March 21, 2006 as supplemented by the letter agreement dated August 21, 2006 (the “Employment Agreement”), and the covenants set forth in Appendix C to your Employment Agreement (regarding non-competition, non-solicitation, enforcement, confidentiality, return of Company property and co-operation), shall survive your separation of service from ImClone and remain in full force and effect as provided therein.

The terms described herein and in the releases set forth in Exhibits A, B, and C constitute the entire agreement between ImClone and you, and may not be altered or modified other than in writing signed by you and a duly authorized representative of ImClone.  No promise, inducement or agreement not expressed herein or in Exhibits A, B, or C have been made to you in connection with your execution of all such documents, and this

Agreement and the releases set forth in Exhibits A, B, and C supersede all prior arrangements, agreements, promises, communications, commitments or obligations between ImClone and you.

Please acknowledge your agreement with the foregoing by signing below and returning.

Sincerely,

ImClone Systems Incorporated

/s/ LISA M. CAMMY
Vice President, Human Resources

Accepted and acknowledged

/s/ JOSEPH L. FISCHER
Joseph L. Fischer

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Exhibit A

Employee Release

This release (“Release”) is being delivered pursuant to the requirements of the letter (“Letter”) of October 24, 2006 between ImClone Systems Incorporated (the “ImClone”) and Joseph L. Fischer (“Me,” “My” or “I”).

1.                                       My employment with ImClone terminated on October 24, 2006 (the “Termination Date”).  As of the Termination Date, my salary and all other benefits provided by ImClone ceased.  Consequently, after the Termination Date, I will not receive, nor will I be entitled to receive, any further payment from ImClone with respect to salary, bonus, severance, change of control payments, stock options, stock grants or any other form of compensation arising from my employment with ImClone or the termination of such employment, except as expressly set forth in the last paragraph of paragraph 2 of this Release.

2.                                       For good and valuable consideration, the receipt of which is hereby acknowledged, I voluntarily, knowingly and willingly release and forever discharge ImClone, its past and present directors, officers, managers, employees, servants, subsidiaries, divisions, parent corporations, shareholders, affiliates, and their successors (all collectively referred to hereinafter as the “Company”) from any and all claims, charges, complaints, liens, demands, causes of action, obligations, damages and liabilities (all hereinafter referred to as “Claims”), known or unknown, that I ever had, now have or may hereafter claim to have against ImClone as of the Effective Date (as defined in paragraph 10 below) of this Release, arising directly or indirectly out of, or in any way connected with, based upon, or related to, my employment and its termination with ImClone, including any Claims under local, state, or federal statutory or common law based on:

(i)                               claims of retaliation and discrimination on the basis of race, color, age, religion, sex, sexual harassment, sexual orientation, national origin, marital status, or disability (including, without limitation, Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 1981, the Americans With Disabilities Act of 1990, the Immigration Reform and Control Act of 1986, the Family and Medical Leave Act, the Sarbanes-Oxley Act of 2002 (a federal whistleblower law), the New York State Human Rights Law, New York City Human Rights Law, New York Equal Pay Law, N.Y. Lab. Law, Section’s 201-c (adoptive parent leave) and 740 (whistle blower statute (private employees), the New Jersey Law Against Discrimination, the New Jersey Conscientious Employee Protection Act, the New Jersey Equal Pay Act, and the New Jersey Family Leave Act, all as amended);

(ii)                            infliction of any tort (including, without limitation, wrongful discharge, intentional or negligent infliction of emotional distress, and defamation);

(iii)                         claims for wages, salary, commissions, bonuses, severance, change of control payments, stock grants, stock options or any other form of compensation;

(iv)                        breach of contract, whether actual or implied, written or oral; and

(v)                           any violation of any pension or welfare plan or any other benefit plan or arrangement (including, without limitation, any claims under the Employee Retirement Income Security Act of 1974).

I acknowledge and agree that, by virtue of the foregoing, I have waived any and all relief available to me (including, without limitation, monetary damages, equitable relief and reinstatement) under any of the Claims and/or causes of action waived in this paragraph.  However, notwithstanding any of the foregoing, I do not release any claims relating to any of the following:  (a) my rights, if any, to indemnification as an officer or director of ImClone or a fiduciary of any Company benefit plan, (b) my rights, if any, to coverage under ImClone’s directors and officer’s liability policies, (c) claims for accrued salary and vacation through the Termination Date and accrued vested benefits under any employee welfare benefit or pension plan of ImClone, (d) my vested awards under any stock option plans, option agreements, and/or notices to the extent set forth in the Letter, which awards shall be subject to all the terms and conditions of such documents, (e) my right to reimbursement of reasonable business expenses incurred through the Termination Date in accordance with ImClone’s policy, provided I submit proper documentation no later than December 31, 2006, (f) my rights under the Letter with regard to the six hundred thousand dollar ($600,000) payment, and (g) my rights in respect of Taxes to the extent set forth in the last paragraph of the Letter.  This Release does not apply to any claim under the Age Discrimination in Employment Act or the Older Workers Benefit Protection Act.

3.                                       I further represent that I have not, at any time up to and including the date on which I sign this Release, commenced, and will not in the future commence, to the full extent permitted by law, any action or proceeding, or file any charge or complaint of any nature arising out of the matters released in paragraph 2; provided, however, that nothing in this Letter shall be construed to prevent me from filing a charge with, or participating in an investigation conducted by, the U.S. EEOC or applicable state agency, to the extent required or permitted by law or to prevent any challenge by me to the waiver and release of any claim released in paragraph 2 above.

4.                                       I agree that I shall be responsible for my own attorney’s fees and costs, and that I will not seek reimbursement from ImClone for attorney’s fees or costs, incurred by me in connection with my employment, the termination of my employment, or the negotiation and execution of this Release.  I further agree that if I commence any action or proceeding in violation of paragraph 3 or otherwise breach this Release, I will indemnify ImClone and hold it harmless from attorney’s fees and costs.

5.                                       I represent that I have fully complied or will comply within ten days following the Termination Date with the “Return of Company Property” provisions in Appendix C of the employment agreement between ImClone and me dated March 21, 2006 (as supplemented by the letter agreement dated August 23, 2006).

6.                                       I agree not to take any action detrimental to the interests of ImClone, including, without limitation, negatively commenting on, disparaging or calling into question the business operations or conduct of ImClone or its past or present shareholders, directors, officers, executives, employees or agents.

7.                                       The Letter and this Release are not intended, and shall not be construed, as an admission that ImClone has violated any federal, state or local law (statutory or decisional), ordinance or regulation, breached any contract or committed any wrong whatsoever against me.  The Letter and this Release are non-precedential and shall not be used as evidence in any other proceeding, except for any proceeding to enforce the terms of the Letter and this Release.

8.                                       I acknowledge that I can take up to twenty one (21) days from the Termination Date to review and decide whether I will enter into this Release (the “Consideration Period”).  To the extent that I have elected to enter into this Release prior to such time, I have done so voluntarily, and have knowingly waived the Consideration Period.

9.                                       I acknowledge that I: (a) have carefully read this Release in its entirety; (b) have had an opportunity to consider it fully for at least the Consideration Period; (c) have been, and am hereby, advised by ImClone in writing to consult with an attorney of my own choosing in connection with this Release; (d) fully understand the significance of all of the terms and conditions of this Release and have discussed them with an independent attorney of my own choosing, or have had a reasonable opportunity to do so; (e) have had answered to my satisfaction any questions I have asked with regard to the meaning and significance of any of the terms or provisions of this Release; and (f) am signing this Release voluntarily and of my own free will and agree to all the terms and conditions contained herein.

10.                                 I understand that I can accept this Release by signing it and returning it to Lisa M. Cammy, ImClone Systems Incorporated, 33 ImClone Drive, Branchburg, New Jersey, 08876, or other officer or director of ImClone, whereupon this Release shall become effective (the “Effective Date”).

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11.                                 This Release shall be construed and enforced pursuant to the laws of the State of New York (applicable to contracts to be performed wholly with such state), without regard to its conflict of law principles.  Any action to enforce any provision of this Release shall be brought in the Supreme Court of the State of New York, Manhattan County.

12.                                 Should any of the provisions of this Release be rendered invalid by a court or government agency of competent jurisdiction, it is agreed that any such ruling shall not in any way or manner affect the enforceability of other provisions of this Release, which shall remain in full force and effect.

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The above sets forth our agreement as I understand it and consent to it.

ImClone Systems Incorporated

By	/s/ LISA M. CAMMY
Vice President, Human Resources

/s/ JOSEPH L. FISCHER
Joseph L. Fischer

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Exhibit B

Employee Release

This release (“Release”) is being delivered pursuant to the requirements of the letter (“Letter”) of October 24, 2006 between ImClone Systems Incorporated (the “ImClone”) and Joseph L. Fischer (“Me,” “My” or “I”).

1.                                       My employment with ImClone terminated on October 24, 2006 (the “Termination Date”).  As of the Termination Date, my salary and all other benefits provided by ImClone ceased.  Consequently, after the Termination Date, I will not receive, nor will I be entitled to receive, any further payment from ImClone with respect to salary, bonus, severance, change of control payments, stock options, stock grants or any other form of compensation arising from my employment with ImClone or the termination of such employment, except as expressly set forth in the last paragraph of paragraph 2 of this Release.

2.                                       For good and valuable consideration, the receipt of which is hereby acknowledged, I voluntarily, knowingly and willingly release and forever discharge ImClone, its past and present directors, officers, managers, employees, servants, subsidiaries, divisions, parent corporations, shareholders, affiliates, and their successors (all collectively referred to hereinafter as the “Company”) from any and all claims, charges, complaints, liens, demands, causes of action, obligations, damages and liabilities (all hereinafter referred to as “Claims”), known or unknown, that I ever had, now have or may hereafter claim to have against ImClone as of the Effective Date (as defined in paragraph 10 below) of this Release, arising directly or indirectly out of, or in any way connected with, based upon, or related to, my employment and its termination with ImClone, including any Claims under local, state, or federal statutory or common law based on:

(i)                               claims of retaliation and discrimination on the basis of race, color, age, religion, sex, sexual harassment, sexual orientation, national origin, marital status, or disability (including, without limitation, Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 1981, the Americans With Disabilities Act of 1990, the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Immigration Reform and Control Act of 1986, the Family and Medical Leave Act, the Sarbanes-Oxley Act of 2002 (a federal whistleblower law), the New York State Human Rights Law, New York City Human Rights Law, New York Equal Pay Law, N.Y. Lab. Law, Section’s 201-c (adoptive parent leave) and 740 (whistle blower statute (private employees), the New Jersey Law Against Discrimination, the New Jersey Conscientious Employee Protection Act, the New Jersey Equal Pay Act, and the New Jersey Family Leave Act, all as amended);

(ii)                            infliction of any tort (including, without limitation, wrongful discharge, intentional or negligent infliction of emotional distress, and defamation);

(iii)                         claims for wages, salary, commissions, bonuses, severance, change of control payments, stock grants, stock options or any other form of compensation;

(iv)                        breach of contract, whether actual or implied, written or oral; and

(v)                           any violation of any pension or welfare plan or any other benefit plan or arrangement (including, without limitation, any claims under the Employee Retirement Income Security Act of 1974).

I acknowledge and agree that, by virtue of the foregoing, I have waived any and all relief available to me (including, without limitation, monetary damages, equitable relief and reinstatement) under any of the Claims and/or causes of action waived in this paragraph.  However, notwithstanding any of the foregoing, I do not release any claims relating to any of the following:  (a) my rights, if any, to indemnification as an officer or director of ImClone or a fiduciary of any Company benefit plan, (b) my rights, if any, to coverage under ImClone’s directors and officer’s liability policies, (c) claims for accrued salary and vacation through the Termination Date and accrued vested benefits under any employee welfare benefit or pension plan of ImClone, (d) my vested awards under any stock option plans, option agreements, and/or notices to the extent set forth in the Letter, which awards shall be subject to all the terms and conditions of such documents, (e) my right to reimbursement of reasonable business expenses incurred through the Termination Date in accordance with ImClone’s policy, provided I submit proper documentation no later than December 31, 2006, (f) my rights under the Letter with regard to the fifty thousand dollar ($50,000) payment, and (g) my rights in respect of Taxes to the extent set forth in the last paragraph of the Letter.

3.                                       I further represent that I have not, at any time up to and including the date on which I sign this Release, commenced, and will not in the future commence, to the full extent permitted by law, any action or proceeding, or file any charge or complaint of any nature arising out of the matters released in paragraph 2; provided, however, that nothing in this Letter shall be construed to prevent me from filing a charge with, or participating in an investigation conducted by, the U.S. EEOC or applicable state agency, to the extent required or permitted by law or to prevent any challenge by me to the waiver and release of any claim released in paragraph 2 above.

4.                                       I agree that I shall be responsible for my own attorney’s fees and costs, and that I will not seek reimbursement from ImClone for attorney’s fees or costs, incurred by me in connection with my employment, the termination of my employment, or the negotiation and execution of this Release.  I further agree that if I commence any action or proceeding in violation of paragraph 3 or otherwise breach this Release, I will indemnify ImClone and hold it harmless from attorney’s fees and costs.

5.                                       I represent that I have fully complied or will comply within ten days following the Termination Date with the “Return of Company Property” provisions in Appendix C of the employment agreement between ImClone and me dated March 21, 2006 (as supplemented by the letter agreement dated August 23, 2006).

6.                                       I agree not to take any action detrimental to the interests of ImClone, including, without limitation, negatively commenting on, disparaging or calling into question the business operations or conduct of ImClone or its past or present shareholders, directors, officers, executives, employees or agents.

7.                                       The Letter and this Release are not intended, and shall not be construed, as an admission that ImClone has violated any federal, state or local law (statutory or decisional), ordinance or regulation, breached any contract or committed any wrong whatsoever against me.  The Letter and this Release are non-precedential and shall not be used as evidence in any other proceeding, except for any proceeding to enforce the terms of the Letter and this Release.

8.                                       I acknowledge that I can take up to twenty one (21) days from the Termination Date to review and decide whether I will enter into this Release (the “Consideration Period”).  To the extent that I have elected to enter into this Release prior to such time, I have done so voluntarily, and have knowingly waived the Consideration Period.

9.                                       I acknowledge that I: (a) have carefully read this Release in its entirety; (b) have had an opportunity to consider it fully for at least the Consideration Period; (c) have been, and am hereby, advised by ImClone in writing to consult with an attorney of my own choosing in connection with this Release; (d) fully understand the significance of all of the terms and conditions of this Release and have discussed them with an independent attorney of my own choosing, or have had a reasonable opportunity to do so; (e) have had answered to my satisfaction any questions I have asked with regard to the meaning and significance of any of the terms or provisions of this Release; and (f) am signing this Release voluntarily and of my own free will and agree to all the terms and conditions contained herein.

10.                                 I understand that I can accept this Release by signing it and returning it to Lisa M. Cammy, ImClone Systems Incorporated, 33 ImClone Drive, Branchburg, New Jersey, 08876 or other officer or director of ImClone.  I may revoke this Release for a period of seven (7) calendar days after my execution of it (the “Revocation Period”) by delivering to Ms. Cammy at the above address a notarized written notice of my desire to revoke this Release that is received by Ms. Cammy no later than 5:00 pm EST on the last day comprising the Revocation Period.  This Release shall become effective (the “Effective Date”) eight days following the date it is signed by me and returned to and received by Ms. Cammy at the above address or other officer or director of ImClone, if I do not revoke this Release prior to such time by written notice to Ms. Cammy.  In the event that I revoke this Release as set forth above, no payment shall be due me under the Letter.

11.                                 This Release shall be construed and enforced pursuant to the laws of the State of New York (applicable to contracts to be performed wholly with such state), without regard to its conflict of law principles.  Any action to enforce any provision of this Release shall be brought in the Supreme Court of the State of New York, Manhattan County.

12.                                 Should any of the provisions of this Release be rendered invalid by a court or government agency of competent jurisdiction, it is agreed that any such ruling shall not in any way or manner affect the enforceability of other provisions of this Release, which shall remain in full force and effect.

The above sets forth our agreement as I understand it and consent to it.

ImClone Systems Incorporated

By	/s/ LISA M. CAMMY
Vice President, Human Resources

/s/ JOSEPH L. FISCHER
Joseph L. Fischer

Date: 10/24/06

Exhibit C

Company Release

This release (the “Release”) is being delivered pursuant to the requirements of the letter (“Letter”) of October 24, 2006 between ImClone Systems Incorporated (“ImClone”) and Joseph L. Fischer (“You”).

1.                                       For good and valuable consideration, the receipt of which is hereby acknowledged,  ImClone, on its own behalf and on behalf of its past and present directors, officers, managers, employees, servants, subsidiaries, divisions, parent corporations, shareholders, affiliates, and their successors (all collectively referred to hereinafter as the “Company”) voluntarily, knowingly and willingly releases and forever discharges you and your beneficiaries from any and all claims, charges, complaints, liens, demands, causes of action, obligations, damages and liabilities, in each case with regard to which a member of the current Board of Directors of ImClone (the “Board”) is aware of the facts relating thereto (the “Condition”) (all hereinafter referred to as “Claims”), that the Company ever had, now have or may hereafter claim to have against you as of the Effective Date (as defined in the Employee Release attached as Exhibit A to the Letter), arising directly or indirectly out of, or in any way connected with, based upon, or related to, your services as an officer or director of the Company, or the termination thereof, including any Claims under local, state, or federal statutory or common law.

                                                The Company acknowledges and agrees that, by virtue of the foregoing, the Company has waived any and all relief available to it (including, without limitation, monetary damages, equitable relief and reinstatement) under any of the Claims and/or causes of action waived in this paragraph.  However, notwithstanding any of the foregoing, this Release shall not apply and the Company does not waive its rights under the Letter or obligations surviving thereunder, or the employee releases attached to the Letter as Exhibit A and Exhibit B.  Furthermore, the Company agrees that the foregoing release shall be deemed to apply without the Condition, other than Claims relating to your illegal or self dealing activities of a material nature, if the Company has not either notified you in writing of such Claim or commenced a legal action against you with regard thereto, prior to November 1, 2007.

2.                                       The Company further represents that it has not, at any time up to and including the date on which it signs this Release, commenced, and will not in the future commence, to the full extent permitted by law, any action or proceeding, or file any charge or complaint of any nature arising out of the matters released by paragraph 1.

3.                                       The Company agrees that it shall be responsible for its own attorney’s fees and costs, and that it will not seek reimbursement from you for attorney’s fees or costs, incurred by it in connection with your employment as an officer or director, the termination of your employment, or the negotiation and execution of this Release.

The Company further agrees that if it commences any action or proceeding against you for any matter released herein, it will indemnify you and hold you harmless from attorney’s fees and costs.

4.                                       The Letter and this Release are not intended, and shall not be construed, as an admission that you have violated any federal, state or local law (statutory or decisional), ordinance or regulation, breached any contract or committed any wrong whatsoever against the Company.  The Letter and this Release are non-precedential and shall not be used as evidence in any other proceeding, except for any proceeding to enforce the terms of the Letter and this Release.

5.                                       The Company acknowledges that it: (a) has carefully read this Release in its entirety; (b) has had ample opportunity to consider it fully; (c) has been, and is hereby, advised to consult with an attorney of its own choosing in connection with this Release; (d) fully understands the significance of all of the terms and conditions of this Release and has discussed them with an independent attorney of its own choosing, or have had a reasonable opportunity to do so; (e) has had answered to its satisfaction any questions it has asked with regard to the meaning and significance of any of the terms or provisions of this Release; and (f) is signing this Release voluntarily and of its own free will and agrees to all the terms and conditions contained herein.

6.                                       This Release shall become effective upon the date it is signed by ImClone and returned to me at 37E. Church Street, Bethlehem, PA 18018, provided it is so received no later than the fifth (5th) day following the Effective Date.

7.                                       This Release shall be construed and enforced pursuant to the laws of the State of New York (applicable to contracts to be performed wholly with such state), without regard to its conflict of law principles.  Any action to enforce any provision of this Release shall be brought in the Supreme Court of the State of New York, Manhattan County.

8.                                       Should any of the provisions of this Release be rendered invalid by a court or government agency of competent jurisdiction, it is agreed that any such ruling shall not in any way or manner affect the enforceability of other provisions of this Release, which shall remain in full force and effect.

The above sets forth our agreement as the Company understands it and consent to it.

ImClone Systems Incorporated

/s/ LISA M. CAMMY
Vice President, Human Resources

/s/ Joseph L. Fischer
Joseph L. Fischer

Date: 10/24/06